Exhibit 99.1

FIS Accelerates Path to Create Two Highly Focused Independent

Companies; Announces Agreement for GTCR to Acquire Majority

Stake in Worldpay at $18.5 Billion Valuation

FIS to retain 45% ownership in Worldpay

GTCR committed to invest up to $1.25 billion in additional growth capital to accelerate

Worldpay growth strategy

Upon closing of transaction, Charles Drucker to serve as CEO of Worldpay

Company to host webcast to discuss transaction at 8:30 a.m. ET

July 06, 2023 06:55 AM Eastern Daylight Time

JACKSONVILLE, Fla.—(BUSINESS WIRE)—FIS® (NYSE: FIS), a global leader in financial services technology, today announced an acceleration of its previously announced separation plan to create two highly focused global companies with greater strategic flexibility. FIS has signed a definitive agreement to sell a majority stake in its Worldpay Merchant Solutions business to private equity funds managed by GTCR in a transaction valuing Worldpay at $18.5 billion, including $1 billion of consideration contingent on the returns realized by GTCR exceeding certain thresholds.

The transaction maximizes shareholder value by immediately securing proceeds based on a $17.5 billion valuation, with opportunity for further upside. This attractive upfront valuation equates to a 9.8-times multiple on expected fiscal 2023 adjusted EBITDA, including estimated dis-synergies and previously unallocated corporate and other costs, which represents a material premium to FIS’ recent valuation of approximately 8-times, and is aligned with leading, scaled payments players. FIS will receive upfront, net proceeds of approximately $11.7 billion while retaining a non-controlling 45% ownership interest in a new standalone joint venture. The transaction was unanimously approved by FIS’ Board of Directors.

The agreement will enable greater management focus and operational simplification for both FIS and Worldpay. In addition, the upfront cash proceeds will create immediate capital allocation flexibility. FIS will use proceeds from the sale to pay down debt and return additional capital to shareholders through its existing share repurchase authorization, as well as for general corporate purposes, while maintaining a strong investment grade credit rating. As part of the agreement, GTCR has committed an additional equity capital investment in Worldpay of up to $1.25 billion to pursue inorganic growth opportunities.

“This transaction allows FIS to partially monetize our Merchant Solutions business at an attractive valuation and provides certainty for all stakeholders,” said FIS CEO and President Stephanie Ferris. “It also allows us to simplify and drive greater focus on delivering innovative, next-generation financial technology and software solutions. At the same time, Worldpay will become a privately held company and benefit from the resources and expertise of GTCR, which has committed additional capital to allow Worldpay to pursue inorganic growth in the rapidly evolving payments space.”

Ferris continued, “I am grateful to our team for their hard work in preparing for a separation, which has positioned us to execute seamlessly on this transaction. I am also proud that FIS will maintain a meaningful minority stake in Worldpay and participate on the Worldpay Board, allowing us to continue our strong commercial partnership and benefit from continued upside in the business. We are excited to partner with GTCR given its successful history of value creation in collaboration with corporate partners.”

“This new separation path positions Worldpay for immediate success, combining the benefits of a well-established global brand and group of talented payments professionals with the energy of an independent startup, all backed by a world-class private equity firm. I’m excited to be working with my former colleagues and GTCR to win in the marketplace and position Worldpay for long-term success,” said Charles Drucker, incoming Worldpay CEO. “With the support of GTCR’s resources and expertise, and continuing to partner with FIS, I believe that Worldpay will create and define the future of merchant payment solutions.”

Collin Roche, Co-CEO and Managing Director at GTCR, said, “We are thrilled to be working with Charles and the Worldpay leadership team to build on the company’s culture of innovation, invest in new capabilities and advance its leadership position across channels and geographies. As a firm, we have a long history of investing in the payments sector, and that experience provides us with tremendous confidence in the opportunity for sustained, long-term growth at Worldpay. We look forward to partnering with FIS to deliver value for customers and other stakeholders.”

Worldpay, one of the largest global merchant acquirers by transactions with $2 trillion in payments volume in 2022, will remain a leader of commerce solutions to merchants of all sizes. As previously announced, Charles Drucker will become CEO of Worldpay upon close of the transaction.

FIS will remain a leading provider of financial technology solutions for financial institutions, capital markets firms, corporates and developers globally. The Company will continue to benefit from its strong brand, extensive domain expertise and portfolio breadth, strong long-term and marquee client relationships, and its global distribution and scale.

FIS and Worldpay will enter into commercial agreements, preserving a key value proposition for clients of both businesses and minimizing potential dis-synergies. These agreements will allow Worldpay continued access to FIS products to resell to its clients, as well as access to FIS’ financial institution clients as it continues to scale its bank channel. Similarly, FIS will retain access to Worldpay’s marquee portfolio of commercial clients to resell its embedded finance offerings.

Transaction Details

The transaction values Worldpay at $18.5 billion, inclusive of $1 billion in additional consideration that is contingent on the returns realized by GTCR exceeding certain thresholds. The upfront valuation of $17.5 billion equates to a 9.8-times multiple on expected fiscal 2023 adjusted EBITDA, including estimated dis-synergies and previously unallocated corporate and other costs. Including the $1 billion of contingent consideration, the multiple on the transaction would increase to approximately 10.4-times. FIS will receive upfront, net proceeds of approximately $11.7 billion at close. On a pro-forma basis for the transaction, FIS expects leverage to be approximately 2.5-times, based on 2023 Adjusted EBITDA upon close.

The transaction is expected to close by Q1 2024, subject to regulatory approvals and other customary closing conditions. Following the closing of this transaction, FIS’ ownership interest in Worldpay will be reported as income from minority interest.

A presentation summarizing today’s announcement will be posted on the company’s investor relations website, www.investor.fisglobal.com.

Preview of Anticipated Q2 2023 Results

Previewing its second quarter results, FIS expects to be above the mid-point of its guidance for revenue, adjusted EBITDA and adjusted earnings per share. Management will provide more details when the Company reports second quarter results.

Conference Call

FIS will sponsor a webcast to discuss the transaction beginning at 8:30 a.m. (ET) on July 6. In addition, the company will post an investor FAQ document to its Investor Relations website. To access the webcast and FAQ, go to the Investor Relations section of FIS’ homepage, www.fisglobal.com. A replay will be available after the conclusion of the live webcast.

Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC served as co-lead financial advisors to FIS. Centerview Partners LLC also served as a financial advisor to FIS. Wachtell, Lipton, Rosen & Katz provided legal counsel and Latham & Watkins LLP provided regulatory legal counsel to FIS.

About FIS

FIS is a leading provider of technology solutions for financial institutions and businesses of all sizes and across any industry globally. We enable the movement of commerce by unlocking the financial technology that powers the world’s economy. Our employees are dedicated to advancing the way the world pays, banks and invests through our trusted innovation, system performance and flexible architecture. We help our clients use technology in innovative ways to solve business-critical challenges and deliver superior experiences for their customers. Headquartered in Jacksonville, Florida, FIS is a member of the Fortune 500® and the Standard & Poor’s 500® Index. To learn more, visit fisglobal.com. Follow FIS on Facebook, LinkedIn and Twitter (@FIS).

About GTCR

Founded in 1980, GTCR is a leading private equity firm that pioneered The Leaders Strategy™ – finding and partnering with management leaders in core domains to identify, acquire and build market-leading companies through organic growth and strategic acquisitions. GTCR is focused on investing in transformative growth in companies in the Business & Consumer Services, Financial Services & Technology, Healthcare and Technology, Media & Telecommunications sectors. Since its inception, GTCR has invested more than $24 billion in over 270 companies, and the firm currently manages more than $35 billion in equity capital. GTCR is based in Chicago with offices in New York and West Palm Beach. For more information, please visit www.gtcr.com. Follow us on LinkedIn.

Forward-Looking Statements

This release and today’s webcast contain “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, including any earnings guidance or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company, the Company’s sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the proposed sale of the Merchant Solutions business, the expected financial and operational results of the Company, and expectations regarding the Company’s business or organization after the proposed transaction, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward- looking statements. These statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,” “project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results or guidance, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management.

Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation:

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changes in general economic, business and political conditions, including those resulting from COVID-19 or other pandemics, a recession, intensified international hostilities, acts of terrorism, increased rates of inflation or interest, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations;

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the risk of losses in the event of defaults by merchants (or other parties) to which we extend credit in our card settlement operations or in respect of any chargeback liability, either of which could adversely impact liquidity and results of operations;

•	the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated;

•	the risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected;

•	the risks of doing business internationally;

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the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations;

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the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;

•	changes in the growth rates of the markets for our solutions;

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the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions;

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the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management;

•	failures to adapt our solutions to changes in technology or in the marketplace;

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internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;

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the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;

•	uncertainties as to the timing of the consummation of proposed transaction or whether it will be completed;

•	the risk that partners and third parties who may fail to satisfy their legal obligations and risks associated with managing pension cost; cybersecurity issues, IT outages and data privacy;

•	risks associated with the impact, timing or terms of the proposed transaction;

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risks associated with the expected benefits and costs of the proposed transaction, including the risk that the expected benefits of the proposed transaction or any contingent purchase price will not be realized within the expected timeframe, in full or at all;

•	the risk that conditions to the proposed transaction will not be satisfied and/or that the proposed transaction will not be completed within the expected timeframe, on the expected terms or at all;

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the risk that any consents or regulatory or other approvals required in connection with the proposed transaction will not be received or obtained within the expected timeframe, on the expected terms or at all;

•	the risk that the financing intended to fund the proposed transaction may not be obtained;

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the risk that the costs of restructuring transactions and other costs incurred in connection with the proposed transaction will exceed our estimates or otherwise adversely affect our business or operations;

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the impact of the proposed transaction on our businesses and the risk that the proposed transaction may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties;

•	the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;

•	the risk that policies and resulting actions of the current administration in the U.S. may result in additional regulations and executive orders, as well as additional regulatory and tax costs;

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competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;

•	the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers;

•	an operational or natural disaster at one of our major operations centers;

•	failure to comply with applicable requirements of payment networks or changes in those requirements;

•	fraud by merchants or bad actors; and

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other risks detailed in the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in our quarterly reports on Form 10-Q, in our current reports on Form 8-K and in our other filings with the Securities and Exchange Commission.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. There can be no assurance that the proposed transaction will in fact be completed in the manner described or at all. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

George Mihalos, 904.438.6438

Senior Vice President

FIS Investor Relations

georgios.mihalos@fisglobal.com

Ellyn Raftery, 904.438.8278

Executive Vice President and Chief Marketing and Communications Officer

FIS Global Marketing and Communications

ellyn.raftery@fisglobal.com